UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2004

                                Paxar Corporation
             (Exact name of registrant as specified in its charter)

          New York                     1-9493                    13-5670050
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

             105 Corporate Park Drive
              White Plains, New York                               10604
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On October 27, 2004, Paxar Corporation issued a press release announcing its third-quarter fiscal year 2004 earnings. A copy of the press release is furnished as Exhibit 99.1 to this report.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits

         Exhibit No.   Description
         -----------   -----------

            99.1       Paxar Corporation press release, issued October 27, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PAXAR CORPORATION
                                                    (Registrant)


Date: October 27, 2004                           By: /s/ Larry M. Segall
                                                     ---------------------------
                                                     Larry M. Segall
                                                     Vice President & Controller

                                Index to Exhibits

                                Paxar Corporation
                           Current Report on Form 8-K,
                             Dated October 27, 2004

        Exhibit No.    Description
        -----------    -----------

          99.1         Paxar Corporation press release, issued October 27, 2004.